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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                                NOVEMBER 14, 2003
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                Date of Report (Date of earliest event reported)



                            WOODHEAD INDUSTRIES, INC
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             (Exact name of registrant as specified in its charter)



   DELAWARE                     0-5971                        36-1982580
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(State or other        (Commission File Number)            (I.R.S Employer
Jurisdiction of                                             Identification
Incorporation)                                                 Number)

                 3 Parkway North, Suite 550, Deerfield, IL 60035
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              (Address of principal executive offices) (Zip Code)


                                  847-236-9300
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              (Registrant's telephone number, including area code)





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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits.

Exhibit Number

99.1        Press release of Registrant dated November 14, 2003
99.2        Third Quarter 2003 Earnings Conference Call


ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2003, Woodhead Industries, Inc. reported the results of operations for the three and twelve months ended September 27, 2003 which are set forth in the press release in Exhibit 99.1 attached hereto.

The registrant hosted its year end earnings conference call on Friday, November 14, 2003 at 11:00 a.m. Eastern Time. During this conference call, registrant presented its financial results for the quarter and year ended September 27, 2003, as well as certain other financial and operating information. Pursuant to requirements of Item 12 of Form 8-K registrant hereby furnishes a transcript of the conference call as Exhibit 99.2.



SIGNATURE


Under the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934 this report was signed on behalf of the Registrant by the authorized person below.


WOODHEAD INDUSTRIES, INC.

Date: November 21, 2003



BY: /s/ Robert H. Fisher
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Robert H. Fisher
Vice President, Finance and C.F.O.
(Principal Financial Officer)